SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  April 9, 2007


                          GALES INDUSTRIES INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                          000-29245                        20-4458244
-------------                     -----------                      ------------
State of                          Commission                       IRS Employer
Incorporation                     File Number                      I.D. Number


                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION and

ITEM 7.01 REGULATION FD DISCLOSURE.

      The following information is furnished under Item 2.02 - Results of Operations and Financial Condition, and Item 7.01 - Regulation FD Disclosure:

      On April 9, 2007, Gales Industries Incorporated issued a press release announcing its financial results for the year ended December 31, 2006 ("Fiscal 2006") and the fourth quarter of Fiscal 2006. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

EXHIBIT

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99.1  Press Release, dated April 9, 2007, of Gales Industries Incorporated announcing its financial results for the fiscal year ended December 31, 2006 and for the fourth quarter of 2006.
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 9, 2007

                                         GALES INDUSTRIES INCORPORATED


                                         By: /s/ Peter Rettaliata
                                             -----------------------------------
                                             Peter Rettaliata, President


EXHIBIT INDEX

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99.1  Press Release, dated April 9, 2007, of Gales Industries Incorporated announcing its financial results for the fiscal year ended December 31, 2006 and for the fourth quarter of 2006.
--------------------------------------------------------------------------------


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